REIMBURSEMENT AGREEMENT


         THIS REIMBURSEMENT AGREEMENT (this "Agreement") dated as of November 1, 1999, is made by and among NORTH AMERICAN VACCINE, INC., a Canadian corporation ("Borrower"), and [*], a Delaware corporation ("[*]".)

                                 R E C I T A L S

         A. Borrower and Bank of America, N.A. ("Bank") are party to that certain loan agreement dated as of November 1, 1999 (as amended, modified or restated from time to time the "Loan Agreement"), pursuant to which Bank has agreed to make a revolving credit facility available to Borrower. Borrower's obligations under the Loan Agreement are secured, in part, by liens on the collateral described in that certain Security Agreement dated as of November 1, 1999, and that certain Patent and Trademark Assignment and Security Agreement dated as of November 1, 1999 (collectively, the "Bank Security Agreements"). The Loan Agreement, Bank Security Agreements, notes, financing statements and other collateral documents related thereto are referred to herein as the "Loan Documents."

         C. Borrower has requested in connection with such financing that [*] guaranty certain obligations of Borrower under the Loan Agreement. [*] has entered into that certain Guaranty dated as of November 1, 1999, in favor of Bank (the "Guaranty") to guarantee such obligations of Borrower.

         D. Borrower  and   [*]  have  a  substantial  business  relationship
independent of the Guaranty and [*] anticipates obtaining continued benefits from that relationship as a result of Borrower's access to financing under the Loan Documents.

         E. In consideration of [*] entering into the Guaranty, Borrower has agreed to indemnify and reimburse [*] if [*] is required to pay any amounts under or in connection with the Guaranty. The obligations of the Borrower pursuant to this Agreement shall be secured by certain collateral described in that certain Security Agreement dated as of November 1, 1999, and that certain Patent and Trademark Assignment and Security Agreement dated as of November 1, 1999 (collectively, the "[*] Security Agreements").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

         1. INDEMNIFICATION BY BORROWER.

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                                       1.
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               1.1  Borrower  undertakes  (to the fullest  extent  permitted  by applicable law) to indemnify [*] and its affiliates and their respective directors, officers, employees and agents (collectively, the "Indemnified Parties") from, and hold said Indemnified Parties harmless against, any and all losses, liabilities, claims, actions, proceedings, suits, damages, costs and expenses of any nature whatsoever in connection with or arising out of the Guaranty (collectively, "Losses"), including, without limitation, the reasonable attorneys' fees and disbursements (other than attorneys' fees and disbursements incurred in connection with the preparation of the Guaranty and related documents) (the "Indemnified Matters").

               1.2 If any Indemnified Party is presented with any claim in writing or any action or proceeding is formally commenced against an Indemnified Party which may give rise to a right of indemnification hereunder, such Indemnified Party shall promptly give written notice thereof to Borrower. Borrower may, by delivery of written notice to such Indemnified Party within thirty (30) days following receipt of such notice, elect to contest such claim, action or proceeding in such manner as it deems necessary or advisable, and each Indemnified Party shall cooperate with Borrower in connection therewith. Notwithstanding Borrower's election to contest any such claim, action or proceeding, if the Indemnified Party reasonably determines that it needs its own counsel (separate from Borrower's counsel), the Indemnified Party shall have the right to participate in its own defense and to have legal counsel of its choice and participate in such defense, at the Indemnified Party's cost and expense (unless such legal counsel is retained as a result of a representation conflict with Borrower's counsel), without in any way impairing Borrower's obligations under this Section 1 to indemnify and hold harmless such Indemnified Party from all Indemnified Matters. In the event of any payment by an Indemnified Party under the Guaranty, Borrower shall immediately upon demand by the relevant Indemnified Party reimburse the Indemnified Party for such payment, plus interest from the date of payment by Indemnified Party to the date of reimbursement at an annual rate equal to _____________ percent or, if lower, the highest rate permitted by law. Nothing in this Agreement shall restrict any Indemnified Party from making any payment under the Guaranty without contesting the necessity of such payment if the Indemnified Party in good faith believes that such payment is due, and any such payment by an Indemnified Party shall be subject to reimbursement by Borrower as provided above.

         2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

               2.1 ORGANIZATIONAL  STATUS.   Borrower  is  a  corporation   duly
organized, validly existing and in good standing under the laws of the State of Canada.

               2.2 POWER AND AUTHORITY. Borrower has full power and authority to enter into this Agreement and perform all of its obligations hereunder. The execution, delivery and performance by Borrower of this Agreement do not contravene Borrower's charter or bylaws or violate any provision of any statute, law, rule, regulation, judgment, order or decree and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which Borrower is a party or by which Borrower or any of its property is bound.

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                                       2.
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               2.3 GOVERNMENTAL  AUTHORIZATION.  No  authorization,  consent  or approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required for the due execution and delivery by Borrower of this Agreement or the performance by Borrower of any of its obligations hereunder.

         3. COVENANTS. Borrower covenants that until [*] is fully released from the Guaranty and all indemnity obligations of Borrower under Section 1 above have been met with respect to then existing Losses, Borrower will comply with Sections 3 and 4 of the Loan Agreement and, if for any reason the Loan Agreement is terminated or otherwise ceases to be in effect, to comply with the provisions of Sections 3 and 4 thereof as last in effect.

         4. EXPENSES. Borrower will on demand pay to [*] the amount of any and all reasonable costs and expenses, including but not limited to the reasonable fees and disbursements of its counsel and of any experts or agents, which [*] may incur in connection with (i) the exercise or enforcement by [*] of any of its rights or remedies hereunder, or (ii) any failure by Borrower to perform any of its obligations hereunder.

         5. ASSIGNMENT. Without the other party's prior written consent, no party may assign or delegate any of its rights or obligations hereunder, except that [*] may assign its rights (including indemnity rights under Section 1) as part of any merger, consolidation or restructuring of [*] or as part of a transfer of a substantial portion of [*]'s assets. If at any time or times by sale, assignment, negotiation, pledge or otherwise, [*] transfers any of the Obligations (as defined in the Loan Agreement), such transfer shall carry with it [*]'s rights and remedies under this Agreement with respect to the Obligations transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent [*] retains any other Obligations, [*] shall continue to have the rights and remedies herein set forth with respect thereto.

         6. NOTICES. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing to the parties at the addresses set forth below and shall be deemed to have been validly served, given or delivered if given in accordance with the notice provisions of the Loan Agreement as then in effect or, if the Loan Agreement is not then in effect, in accordance with the notice provisions of the Loan Agreement last in effect.

         7. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the parties and without regard to, or aid of, any provision of law which provides that an agreement shall be construed against the drafter thereof.

         8. SECURITY. Borrower's obligations under this Agreement shall be secured by each of the [*] Security Agreements.

         9. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement shall be binding upon

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                                       3.
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Borrower and its  successors  and  assigns,  and all persons  claiming  under or through Borrower or any of its successors or assigns, and shall inure to the benefit of and be enforceable by [*] and its successors and assigns.

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                                       4.

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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day and year first above written.

                                      NORTH AMERICAN VACCINE, INC.


                                      By     /s/ Randal Chase
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                                      Name:  Randal Chase, Ph.D.
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                                      Title: Chief Executive Officer & President
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                                          [*]

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                   [Signature Page to Reimbursement Agreement]